UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT,

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 22, 2008

CHYRON CORPORATION

(Exact Name of Registrant as Specified in its Charter)
New York	1-9014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year

On July 22, 2008, the Board of Directors of Chyron Corporation (the "Company") approved an amendment to Article IV of the Company's Amended and Restated By-Laws to explicitly allow for the issuance of uncertificated shares of stock of the Company. A copy of the Company's Amended and Restated By-Laws, as amended, is attached hereto as Exhibit 3.1.

Item 8.01. Other Events

At a meeting of the Company's Board of Directors held on July 22, 2008, the Board accepted the resignation of Michael C. Wheeler as Chairman and a member of the Corporate Governance and Nominating Committee (the "Committee"). Christopher Kelly, a member of the Committee, was appointed to serve as the Chairman of the Committee effective immediately, and Richard P. Greenthal and Robert A. Rayne continue to serve as the other members of the Committee.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Chyron Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
CHYRON CORPORATION

By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Date: July 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Chyron Corporation, as amended.

2